================================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               -----------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   June 18, 1998


                               -----------------


                                  VENCOR, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     001-14057                  61-1323993
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation or organization)                            Identification No.)


                               3300 Aegon Center
                             400 West Market Street
                              Louisville, Kentucky
                    (Address of principal executive offices)
                                     40202
                                   (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                 Not Applicable
         (Former name or former address, if changed since last report.)


================================================================================

ITEMS 1-4.  NOT APPLICABLE.

ITEM 5.  OTHER INFORMATION.


     On June 18, 1998, Vencor, Inc. (the "Company") disclosed earnings expectations for the Company based on its recently completed analysis of the Balance Budget Act of 1997. A copy of the press release is included as an exhibit to this filing and is incorporated herein by reference.

     The above statements include a number of forward-looking statements,
particularly with respect to future financial results.   All statements
regarding the Company's future financial results and plans and objectives of management are forward-looking statements. These statements are based on management's best assessment of current business conditions and action plans that they believe are necessary for the Company to respond to changes in the healthcare industry, including the implementation of the new Medicare prospective payment system. However, actual results could differ materially from projections contained in these forward-looking statements. The Company cautions investors that any forward-looking statements are not guarantees of future performance. Numerous factors exist which, in some cases have affected, and in the future could cause results to differ materially from these expectations. These statements involve risks and uncertainties concerning the Company's business strategy addressing healthcare regulatory changes, its recent reorganization and increased debt structure and other factors detailed in the Company's Form 10 and in the Company's other filings with the Securities and Exchange Commission.


ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

       Exhibit 99.1 Press Release dated June 18, 1998 announcing earnings expectations for the Company.

ITEMS 8-9.  NOT APPLICABLE.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 VENCOR, INC.




Dated:  June 18, 1998            By: /s/ W. Bruce Lunsford
                                     ---------------------
                                     W. Bruce Lunsford
                                     Chairman of the Board,
                                     President and Chief
                                     Executive Officer

                                       3